UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials Pursuant to §240.14a-12

China United Insurance Service, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

(2)
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(3)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of 2019 Annual Meeting
of Stockholders and Proxy Statement

September 20, 2019
Dear Valued Shareholder:
You are cordially invited to attend the 2019 Annual Meeting of Shareholders of China United Insurance Service, Inc. (the “Annual Meeting”), which will be held on November 1, 2019, at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan. You may also participate in the Annual Meeting through our telephone conference channel by dialing +886-2-3322-0688 (access code 144643).
The Notice of the Annual Meeting and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.
It is important that you use this opportunity to take part in the affairs of China United Insurance Service, Inc. by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting in person or through telephone conference channel, we hope you vote as soon as possible to assure your representation. You can vote your shares over the internet, by telephone, by fax or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.
A copy of China United Insurance Service, Inc.’s Annual Report on Form 10-K and of the Amendment No. 1 on Form 10-K/A accompanies these proxy materials for your information. At the Annual Meeting, we will review China United Insurance Service, Inc.’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the Annual Meeting.
Sincerely yours,
YI-HSIAO MAO
Chief Executive Officer and Director

i

CHINA UNITED INSURANCE SERVICE, INC.
7F, No. 311 Section 3, Nan-King East Road
Taipei City, Taiwan
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on November 1, 2019
TO THE SHAREHOLDERS OF CHINA UNITED INSURANCE SERVICE, INC.:
Notice is hereby given that the Annual Meeting of the Shareholders of China United Insurance Service, Inc., a Delaware corporation, will be held on November 1, 2019, at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan, for the following purposes:
A.
To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

B.
To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on September 3, 2019 (the “Record Date”) are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof. The Board of Directors recommends that you vote FOR each of the proposals from A to B identified above.
On September 20, 2019, we began to mail our shareholders either a notice containing instructions on how to access this Proxy Statement and our Annual Report through the internet, or a printed copy of these materials. We have provided each shareholder with a Notice of Internet Availability of Proxy Materials (the “Notice”), which encourages shareholders to review all proxy materials and our annual report and vote online at www.proxyandprinting.com. We believe that reviewing materials online reduces our costs, eliminates surplus printed materials and generally reduces the environmental impact of our Annual Meeting. If you would like to receive a printed copy of our proxy materials, please follow the instructions contained in the Notice.
All proxy solicitation costs are paid by the Company. In addition to proxy solicitations made by mail, the Company’s directors and officers may solicit proxies in person or by telephone.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote your shares as soon as possible. We encourage you to vote via the internet, since it is convenient and significantly reduces postage and processing costs. You may also vote via telephone or by mail if you received paper copies of the proxy materials. Instructions regarding the methods of voting are included in the Notice, the proxy card and the Proxy Statement.
By order of the Board of Directors,
YI-HSIAO MAO
Chief Executive Officer and Director
Taipei, Taiwan
September 20, 2019
Important Notice Regarding the Availability of Proxy Materials for
The Shareholder Meeting To Be Held on November 1, 2019
In accordance with the rules of the Securities and Exchange Commission, the 2019 Notice of Annual Meeting of Shareholders and Proxy Statement and the 2018 Annual Report on Form 10-K well as the Amendment No. 1 on Form 10-K/A are available at www.proxyandprinting.com.
IMPORTANT: You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote as soon as possible by using the internet, fax, telephone or for those receiving paper copies of these proxy materials by completing, signing, dating and mailing your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the meeting in person or through telephone conference channel. Please note, however, that if the record holder of your shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
The accompanying proxy is solicited on behalf of the Board of Directors of China United Insurance Service, Inc. (the “Board” or the “Board of Directors”), a Delaware corporation (“CUIS” or the “Company”), for use at the Annual Meeting of Shareholders to be held on November 1, 2019 at 3:00 p.m. local time, at 7/F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed proxy are being mailed to shareholders on or about September 20, 2019.
ANNUAL MEETING AGENDA AND BOARD OF DIRECTOR VOTE RECOMMENDATIONS
Shareholders are being asked to vote on the following item at the Annual Meeting:
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The ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board of Directors recommends that you vote FOR the proposal described above.

SOLICITATION AND VOTING
Voting Securities. Only shareholders of record as of the close of business on September 3, 2019, the Record Date for the Annual Meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, we had 29,421,736 shares of common stock (the “Common Stock”) outstanding and 1,000,000 preferred shares outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the Annual Meeting. Each common shareholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her, while the preferred shareholder of record as of that date is entitled to ten votes for each share of preferred stock held by him. In addition to shareholders of record, “beneficial owners of shares held in street name” as of the Record Date as explained below can vote using the methods described below.
Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. When a quorum is present at the meeting, the election of directors will be determined by a plurality of the votes cast by the shareholders entitled to vote at the election, and any other matter will be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “notice only” option, we are providing all shareholders access to the proxy materials on a publicly accessible website. The notice of the Annual Meeting, this Proxy Statement, the form of proxy card and our most recent annual report on Form 10-K as well as the Amendment No. 1 on Form 10-K/A are available at www.proxyandprinting.com.
Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy provided by a shareholder of record, the shares will be voted in favor of each proposal.
You may vote in person by attending the Annual Meeting or by using the internet or telephone or by completing and returning a proxy by mail or by fax.
Voting by internet. To vote by internet, go to www.proxyandprinting.com, click on “Vote your Proxy” and select the “China United Insurance Service” logo. Internet voting is available 24 hours a day, although your vote by internet must be received by 11:59 p.m. Eastern Time on October 30, 2019. You will need the control number found on your proxy card, instruction form or the notice of Annual Meeting. If you vote by internet, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for internet voting instructions.
Voting by Telephone. To vote by telephone, call 1-877-502-0550. Please note that if you call this number outside of the United States, you may be charged an international direct dial rates by your service carrier. Telephone voting is available from 9:00 A.M. to 5:00 p.m. Eastern Time. Your vote by telephone must be received by 5:00 p.m. Eastern Time on October 30, 2019. You will need the control number found on your proxy card, instruction form or notice of Annual Meeting. If you vote by telephone, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.
Voting by Mail. By completing, signing and returning the proxy card in the prepaid and addressed envelope enclosed with proxy materials delivered by mail so that it is received by 5:00 p.m. Eastern Time on October 30, 2019, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the

Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign and return all proxy cards to ensure that all your shares are voted. If you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by our Board. A shareholder of record may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, you, as a shareholder of record, may attend the Annual Meeting and obtain a ballot upon arrival.
Voting by Fax. Complete, sign and date your proxy card and return it via fax to 1-727-289-0069. Your vote by fax must be received by 5:00 p.m. Eastern Time on October 30, 2019.
Voting in Person. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Beneficial owners whose stock is held in the name of a bank, broker or other nominee generally will receive instructions for voting from their banks, brokers or other nominees, rather than directly from us. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a shareholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting.
Revocability of Proxies. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.
Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in street name on behalf of a beneficial owner but is prohibited from voting on a particular matter because the broker has not received voting instructions from the beneficial owner and therefore does not have discretion to vote the beneficial owner’s shares with respect to that matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our independent registered public accounting firm. Non-routine matters include the election of directors and the advisory vote on executive compensation.
Solicitation of Proxies. We will bear the entire cost of soliciting proxies for the upcoming meeting. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, Directors and others to solicit proxies, personally or by telephone, without additional compensation.

PROPOSAL NO. 1
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Simon & Edward, LLP as the independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending December 31, 2019. Simon & Edward, LLP has acted in such capacity since its appointment on January 17, 2014.
Shareholder ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Simon & Edward, LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its shareholders.
Vote Required
The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Board of Directors Recommendation
The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table sets forth the aggregate fees billed to China United Insurance Service, Inc. for the fiscal years ended December 31, 2018 and 2017 by Simon & Edward, LLP:
	Fiscal 2018	Fiscal 2017
Audit fees(1)	$530,000	$495,750
Audit-related fees(2)	13,476	20,626
Tax fees(3)	30,000	27,200
All other fees	—	—
Total	$573,476	$543,576

(1)
Consists of fees billed for the audit of our transition financial statements, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. For fiscal year 2017, the audit fees consist of  $200,000 billed for professional services rendered for the audit of the effectiveness of the Company’s internal control over financial reporting.

(2)
Consists of fees billed for all out-of-pocket expenses associated with performing audit and review services.

(3)
“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our board pre-approved the audit service performed by Simon & Edward, LLP for our consolidated financial statements as of December 31, 2018 and 2017.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION DISCUSSION AND ANALYSIS
For further information, please see Amendment No. 1 to our Annual Report, which we filed with the SEC on April 30, 2019 (“Amendment No. 1”) and is incorporated by reference herein.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
For further information, please see Amendment No. 1, which is incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS
The following table sets forth information, as of September 3, 2019, concerning, except as indicated by the footnotes below:
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Each person whom we know beneficially owns more than 5% of our common stock or Series A Preferred Stock.

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Each of our Directors.

•
Each of our named executive All of our Directors and executive officers as a group.

Unless otherwise noted below, the address of each of the persons set forth below is in care of China United Insurance Service, Inc., 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 29,421,736 shares of common stock and 1,000,000 shares of Series A Preferred Stock outstanding at September 3, 2019. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
Name	Common Shares	Shares Stock %	Beneficially Series A Shares	Owned Preferred Stock %	% Total Voting Power(1)
Executive Officers and Directors
Yi-Hsiao Mao	4,640,234(2)	15.8	1,000,000	100	37.1
Fu-Chang Li	800,000	2.7	—	—	2.0
Chwan-Hau Li	1,352,166	4.6	—	—	3.4
Chih-Yuan Lu			—	—
Lo-Hsin Tien			—	—
Chun-Hui Yang			—	—
Tse-Hsun Niu			—	—
Yung-Chi Chuang	825,131	2.8	—	—	2.1
All executive officers and Directors as a group (eight persons)	7,617,531	25.9	1,000,000	100	44.8
Other 5% Beneficial Owners
Pi-Hui Chang	2,520,000	8.6	—	—	6.4

(1)
Percentage of total voting power represents voting power with respect to all shares of our common stock and Series A Preferred Stock, voting together as a single class. Each holder of common stock is entitled to one vote per share of common stock and each holder of Series A Preferred Stock is entitled to ten votes per share of Series A Preferred Stock on all matters submitted to our shareholders for a vote.

(2)
Includes 200,000 shares of common stock held by Shu-Fen Lee, Yi-Hsiao Mao’s spouse, 200,000 shares of common stock held by Li-Chieh Mao, Yi-Hsiao Mao’s daughter, 969,322 shares of common stock held by U-Li Investment Consulting Enterprise Co., Ltd. and 100,000 shares of common stock held by U-Link International Co., Ltd, Yi-Hsiao Mao and Shu-Fen Lee hold 34% and 66% shares of U-Li Investment Consulting Enterprise Co., Ltd. respectively and U-Link International Co., Ltd. is solely owned by Shu-Fen Lee.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and Directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Each such person is required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in our proxy materials for the 2020 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 15, 2020.
Our Bylaws do not have an advance notice provision for shareholder proposals which is not intended to be included in the proxy materials. However, shareholder business that is not intended for inclusion in our proxy materials may be brought before the 2020 annual meeting so long as we receive notice of the proposal, addressed to the Secretary at our principal executive offices, not less than 90 days, nor more than 120 days, before the anniversary of the prior Annual Meeting. Failure to meet the deadlines may preclude presentation of the proposal at our 2020 Annual Meeting.
TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2019 Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
DELIVERY OF PHYSICAL PROXY MATERIALS AND ANNUAL REPORTS
We may satisfy SEC’s rules regarding delivery of Proxy Statements and Annual Reports by delivering a single Proxy Statement and Annual Report to an address shared by two or more shareholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we may deliver only one Proxy Statement and Annual Report to multiple shareholders who share an address, unless contrary instructions were received prior to the mailing date.
We undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement and/or Annual Report, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record shareholder and prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please email our Secretary at akotlova@islandstocktransfer.com. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact us as indicated above.

FUTURE ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT
Registered shareholders can further reduce the costs incurred by the Company by consenting to receive all future proxy statements, proxy cards, annual reports to shareholders and Notices of Internet Availability of Proxy Materials, as appropriate, electronically via e-mail or the internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the internet by logging on to www.proxyandprinting.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the internet.
By order of the Board of Directors,
YI-HSIAO MAO
Director and Chief Executive Officer
September 20, 2019

CHINA UNITED INSURANCE SERVICE. INC.7F, NO. 311 SECTION 3NAN-KING EAST ROADTAIPEI CITY, TAIWANVOTE BY INTERNETVisit www.proxyandprinting.com, Click On “Vote your Proxy” and select the “China United Insurance Service” logo. Internet voting is available 24 hours a day, although your vote by internet must be received by 11:59 p.m. Eastern Time on October 30, 2019. You will need the control number found on your proxy card, instruction form or notice.VOTE BY PHONETo vote by telephone. Call 1-877-502-0550. Please note that if you call this number outside of the United States, you may be charged an international direct dial rates by your service carrier. Telephone voting is available from 9:00 A.M. to 5:00 p.m. Eastern Time. Your vote by telephone must be received by 5:00 p.m. Eastern Time on October 30, 2019. You will need the control number found either on your proxy card, instruction form or notice.VOTE BY FAXComplete, sign and date your proxy card and return it via fax to 1-727-289-0069. Your vote by fax must be received by 5:00 p.m. Eastern Time on October 30, 2019.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760 USA. Your vote by mail must be received by 5:00 p.m. Eastern Time on October 30, 2019.TO VOTE. MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.The Board of Directors recommends you vote FOR the following:ForAgainstAbstain1.To ratify the selection of Simon & Edward, LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2019.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature (PLEASE SIGN WITHIN BOX)DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyandprinting.com.PROXYCHINA UNITED INSURANCE SERVICE, INC.PROXY SOLICITED BY THE BOARD OFDIRECTORS FOR THE ANNUAL MEETINGOF SHAREHOLDERS TO BE HELD ONNovember 1, 2019The undersigned hereby appoints Yi Hsiao Mao as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of China United Insurance Service, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held et 7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan on November 1, 2019 at 3:00 p.m. local time, and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy to 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760 USA.(Continued and to be signed on reverse side)